SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐Preliminary Proxy Statement

 ☐Confidential, for use of
☒Definitive Proxy Statement          the Commission only
☐Definitive Additional Materials         (as permitted by Rule 14a-6(e)(2))
☐Soliciting Material Pursuant to Rule 14a-ll(c) or Rule 14a-12
UNIVEC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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UNIVEC, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on October 14, 2005

To the Stockholders of Univec, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Univec, Inc., a Delaware corporation (the "Company"), will be held at 2:00 p.m. on Friday, October 14, 2005, at 10 E. Baltimore Street, Suite 1404, Baltimore, Maryland 21202. The meeting is being held:

1.	To elect three Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2.
To amend the Articles of Incorporation to effect a one-for-ten reverse stock split of the issued and outstanding shares of common stock and correspondingly to decrease the share capital from 75,000.000 shares to 7,500,000 shares, then to increase the share capital from 7,500,000 shares to 50,000,000 shares on a date to be determined by the Board of Directors.

3.     To give authorization to the Board of Directors to change the name of the corporation to another or new name on a date determined by the Board of Directors.

4.     To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

Only stockholders of record at the close of business on September 28, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at 10 E. Baltimore Street, Suite 1404, Baltimore, Maryland 21202, during business hours, for a period of ten (10) days prior to the Annual Meeting and at the Annual Meeting.

Baltimore, Maryland	By Order of the Board of Directors
October 2, 2005
	By:	/s/ Michael A. Lesisko
Michael A Lesisko
Secretary

IMPORTANT:

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

UNIVEC, INC.
4810 Seton Drive
Baltimore, Maryland, 21215
(410) 347-9959

Dear Stockholder,

  You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Univec, Inc. (the "Company") to be held at 2:00 p.m. on Friday, October 14, 2005, at 10 E. Baltimore Street, Suite 1404, Baltimore, Maryland 21202.

  At the Annual Meeting, three people will be elected to the Board of Directors. The Board of Directors recommends the election of the three nominees named in the Proxy Statement. Further, The Board of Directors recommends the acceptance of proposal 2 and 3 contained herein.

  Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card. This will ensure your proper representation at the Annual Meeting.

Sincerely

By:	/s/ Michael A. Lesisko
Michael A Lesisk0
Secretary

UNIVEC, INC.
4810 Seton Drive
Baltimore, Maryland, 21215
(410) 347-9959
_____________________________

PROXY STATEMENT
_____________________________

The Board of Directors of Univec, Inc. (the "Company") presents this Proxy Statement and the enclosed proxy card to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held at 2:00 p.m. on Friday, October 14, 2005, at 10 E. Baltimore Street, Suite 1404, Baltimore, Maryland 21202. The record date of this proxy solicitation is September 28, 2005 (the Record Date). All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted FOR the election of the four nominees for the Company's Board of Directors named herein. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any matters that may be brought before the Annual Meeting other than those listed on the Notice of the Annual Meeting.

In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked at any time before being voted by sending a new proxy bearing a later date or a revocation notice to the Company at the above address, attn: Secretary, or by notifying the Secretary of the Company at the Annual Meeting. The Company is soliciting these proxies and will pay the entire expense of solicitation, which will be made by use of the mails. This Proxy Statement is being mailed on or about October 1, 2005.

The total number of shares of common stock, $.001 par value ("Common Stock"), of the Company outstanding as of the Record Date, was 56,060,278 shares. The Common Stock is the only outstanding class of securities of the Company entitled to vote. Each share of Common Stock has one vote. Only stockholders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournments thereof.

The affirmative vote by holders of a plurality of the votes cast for the election of directors at the Annual Meeting is required for the election of Directors. All proxies will be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

Security Ownership and Certain Beneficial Owners and Management

The following table sets forth certain information concerning the beneficial ownership of the Common Stock as of August 31, 2005 by (i) each stockholder known by the Company to be a beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director of the Company and each Named Executive Officer and (iii) all directors and officers as a group.

	Amount and Nature of Beneficial	Percentage of common Stock Beneficially
Name	Ownership (1)	Owned (2)

David Dalton (4)	23,396,378 (5)	39.40% (6)
S. Robert Grass (4)	1,065,951 (9)	1.87% (10)
William Wooldridge (4)	250,000 (13)	0.44% (14)
Raphael Langford (4)	3,366,667 (7)	5.85% (8)
Michael Lesisko (4)	2,474,001 (11)	4.31% (12)
All directors and executive
officers as a group (5 persons)	30,552,997 (3)(16)	49.02% (17)

Emerald Capital Partners LP	6,000,000	10.63% (15)

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above as of August 31, 2005 any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Except as otherwise stated, calculated on the basis of 56,464,432 shares of Common Stock issued and outstanding on August 31, 2005.

(3) For purposes of this calculation, shares of Common Stock beneficially owned by more than one person have only been included once.

(4) Address is c/o the Company, 4810 Seton Drive, Baltimore, Maryland 21215.

(5) Includes 2,916,674 shares issuable upon exercise of presently exercisable options.

(6) Calculated on the basis of 59,381,106 shares of Common Stock issued and outstanding.

(7) Includes 1,133,333 shares issuable upon exercise of presently exercisable options.

(8) Calculated on the basis of 57,597,765 shares of Common Stock issued and outstanding.

(9) Includes 312,501 shares issuable upon conversion of Series D Preferred Stock and 250,000 issuable upon exercise of presently exercisable options.

(10) Calculated on the basis of 57,026,933 shares of Common Stock issued and outstanding.

(11) Includes 1,000,000 shares issuable upon exercise of presently exercisable options.

(12) Calculated on the basis of 57,464,432 shares of Common Stock issued and outstanding.

(13) Includes 250,000 shares issuable upon exercise of presently exercisable options.

(14) Calculated on the basis of 56,714,432 shares of Common Stock issued and outstanding.

(15) Calculated on the basis of 56,714,432 shares of Common Stock issued and outstanding.

(16) Includes 5,862,508 shares issuable upon exercise of presently exercisable options.

(17) Calculated on the basis of 56,464,432 shares of Common Stock issued and outstanding.

MANAGEMENT
Directors

The Company’s By-Laws provide for a Board of Directors. The Board of Directors currently consists of three members. For information on the Directors being nominated for election, see “Election of Directors (Proposal 1).”

The names of the Company’s Directors and certain information about them are set forth below:

Name	Age	Positions with the company
S. Robert Grass	72	Chairman of the Board of directors
Dr. David Dalton	57	Chief Executive Officer, President and Director
William Wooldridge	60	Director

S. Robert Grass was elected a Director on March 15, 2002. Mr. Grass has been associated with the pharmaceutical and medical device industry for over thirty two years. Mr. Grass developed a chain of pharmacies known as White Shield Drugstores in Pennsylvania, serving as President, Chief Executive Officer and Chairman of the Board from 1970 to 1996. Mr. Grass also served as Chief Executive Officer and Chairman of the Board of Managed Care RX, a drug fulfillment and mail order business from 1994 to 1999. From 1999 to 2002, Mr. Grass was active as a private investor. Mr. Grass was elected Chairman of the Board effective July 1, 2002.

   Dr. David Dalton became our President and Chief Executive Officer on January 1, 2002, concurrent with our acquisition of Physician and Pharmaceutical Services, Inc., a Baltimore based company founded by Dr. Dalton. Dr. Dalton has over 35 years of experience with the healthcare industry, including 18 years with Rite-Aid where he served as Corporate Vice President. Dr. Dalton founded Health Resources, Inc. in 1983. Health Resources is a pharmacy service provider having contracts with over 50,000 retail pharmacies for billing and payment of prescription orders through plan providers. Dr. Dalton also founded Pharmacy Services, Inc., a pharmacy fulfillment center for correctional and other institutions, with facilities in Maryland , Tennessee and Pennsylvania.

William Wooldridge has been a Director since August 2003. Mr. Wooldridge is a recognized and respected entrepreneur. He is the founder of MedEcon, Inc. one of the largest group purchasing organizations in the United States. Over a twenty-eight year period he has developed a corporation with medical portfolio sales in excess of $3.5 billion. In 1999, Mr. Wooldridge formed OrderButton.Net, a new web-based transaction processing service that facilitates the establishment of merchant sites on the internet. Since 2002, Mr. Wooldridge has been developing a franchised, non-traditional based photography company.

Committees of the Board and Meetings

Meeting Attendance. The Board of Directors held four meetings during the fiscal year ended December 31, 2004, which included special telephonic meetings.

Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2004. Mr. William Wooldridge is the chairman of the committee, which included S. Robert Grass and John Frank, until his resignation from the Board in 2004. The duties of the Audit Committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations. The Board of Directors has not adopted a written charter for the Audit Committee. Mr. Wooldridge is considered "independent" within the meaning of NASDAQ Marketplace Rule 4200(a)(15).

Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended December 31, 2004. The duties of the Compensation Committee include reviewing and approving the compensation of the chief executive officer and executive incentive compensation plans. The Committee also determines stock option grants and stock awards given to officers. The Committee is composed of Mr. S. Robert Grass,.

The Company utilizes evaluation from each Director in selecting nominees for the Board. Such input is then reviewed by the entire Board of Directors in nominating candidates.

All Directors attended at least 75% of the total number of Board meetings and meetings of committees on which they served during the period in which they served thereon during 2004.

Executive Officers

The names of, and certain information regarding, executive officers of the company who are not Directors of the Company, are set forth below.

Name	Age	Positions with the company
Raphael Langford	61	Executive Vice President and Chief Operating Officer
Michael Lesisko	55	Treasurer, Secretary and Chief Financial Officer

Raphael Langford has been Chief Operating Officer of the Company since April 2003. Prior to April 2003, Mr. Langford was the Executive Director of the National Foundation of Women Legislators. Mr. Langford served as liaison to Federal and State elected officials. Mr. Langford has over thirty-five years experience in senior management positions with AT&T, Inc., Norton Simon, Inc. and other telecommunications entities.

Mr. Langford is a past president and past Chief Executive Officer of Olympic International, Inc. This company is an international broker and manufacturing network of raw materials to third world countries.

Michael Lesisko has been Chief Financial Officer of the Company since September 2002. Prior to September 2002,
Mr. Lesisko was a CPA in public practice. He served as Vice President of Finance of CareerCom Corporation and
Subsidiaries from November 1988 to May 1996. Prior thereto, he served as a partner with KPMG Peat Marwick from
July 1982 to August 1988, where he managed financial audits and a diverse tax practice.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the compensation awarded to, earned by or paid to each individual who served as the Company's Chief Executive Officer during 2004. No other executive officer’s salary and bonus for 2004 exceeded $100,000.

Annual Compensation  Long-Term Compensation
Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options
Dr.David Dalton, Chief Executive and President (1)	2004	$396,000 (1)	--	--	--
	2003	$360,000 (1)	--	--	1,000,000 (2)
	2002	$100,000 (1)	--	--	2,000,000 (1)

(1) Dr. David Dalton became the Company’s Chief Executive Officer and President during January 2002. During
February 2004 his salary was increased to $396,000 per year. This compensation has been accrued by the Company, however, none of it has been paid to Dr. Dalton. His employment agreement granted 2,000,000 common stock options during 2002.

(2) On August 5, 2003 Dr. Dalton was granted 1,000,000 common stock options under the Company’s Executive
Compensation Plan. These five year options carry an exercise price of $0.04 per share with immediate vesting.

Options/SAR Grants in Last Fiscal Year

The following table contains information concerning the grant of stock options to Dr. David Dalton (the 2004 “Named Executive Officer”) during the fiscal year ended December 31, 2004.

Name	Number of Shares Underlying Options	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
Dr. David Dalton	--	--	--	--

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

Dr. Dalton did not exercise any options during the year ended December 31, 2004.

Equity Compensation Plans

The following table sets forth certain information as of the fiscal year ended December 31, 2004, with respect to our compensation plans (including individual compensation arrangements).

EQUITY COMPENSATION PLAN INFORMATION TABLE

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,335,000	$0.70	1,050,000
Equity compensation plans not approved by security holders	0	$0.00	0
Total	1,335,000	$0.70	1,050,000

Employment Agreements

Dr. David Dalton serves as Chief Executive Officer of the Company under an employment agreement dated January 1, 2002. Dr. Dalton provides the amount of his time necessary to perform his corporate duties. As of January 1, 2004, the agreement provides for a salary of $396,000 per annum plus a $24,000 per annum automobile lease and insurance stipend. In addition, the agreement provides an annual bonus at a rate determined by the agreement of Dr. Dalton and the Compensation Committee. On each January 1, during the term of three years, the base salary will be increased by an amount agreed upon by Dr. Dalton and the Compensation Committee. The agreement also provides Dr. Dalton with options to purchase 2,000,000 shares of Common Stock at an exercise price of $0.24 per share, with options to purchase 500,000 shares vesting on the first anniversary of the agreement, and options to purchase an additional 41,667 shares vesting each month following the initial vesting date. The unexpired term of the agreement will be extended automatically by one year on each January 1 following the date of the agreement, such that the unexpired term of the agreement will at all times be not less than two years following each extension. The agreement provides for payment by the Company of annual premiums on a term life insurance policy with a face amount of $2 million. The agreement also provides for health and disability benefits, as well as an automobile lease and insurance allowance equal to $24,000 per year. Under the terms of the agreement, Dr. Dalton is entitled to a severance payment equal to his highest annual base salary during the term for the remainder of the term if the agreement is terminated by Dr. Dalton for good reason, or in the event of a change in control of the Company.

Change in Control

Under a voting agreement entered into with certain stockholders of the Company (the “Univec Stockholders”), including the then officers and directors of the Company, in connection with the acquisition of PPSI, the Univec Stockholders agreed to vote their shares in favor of the election to the Board of Dr. Dalton and a designee of Dr. Dalton, and in the event the Company receives a cumulative investment of at least $1,500,000 through Dr. Dalton’s relationships and contacts, as such consideration is determined in the good faith discretion of the Board, Dr. Dalton shall have the right to designate two additional members of the Board, one of which would replace an existing Director. Dr. Dalton has not exercised this right to designate Directors for this proxy. Also, the agreement reserves such right to be exercised whenever gross revenues exceed $7,000,000 per annum. Dr. Dalton and the Univec Stockholders also agreed to vote their shares on all other matters in accordance with the recommendation of a majority of the Board. The voting agreement terminates on December 31, 2011, or earlier upon the termination of Dr. Dalton’s employment by the Company without due cause or by Dr. Dalton for good reason.

Expenses

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

REPORT ON EXECUTIVE COMPENSATION
BY THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

The Compensation Committee (the "Committee") comprises one non-employee, independent member[s] of the Board of Directors. It is the responsibility of the Committee to review, recommend and approve changes to the Company's Chief Executive Officer’s (CEO) compensation and benefits. Also, the Committee ensures that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented.

Compensation Philosophy

The compensation philosophy of the Company is to (i) provide a competitive total compensation package that enables the Company to attract and retain executive talent needed to accomplish the Company's goals and (ii) directly link the CEO’s compensation to improvements in Company financial and operational performance and increases in Stockholder value as measured by the Company's stock price.

Compensation Program

The Company's compensation program emphasizes variable compensation, primarily through performance-based grants of long-term, equity-based incentives in the form of stock options. Salaries at all employee levels are generally targeted at median market levels.

The Committee conducts ongoing reviews of total compensation levels, structure and design. The objective of the reviews is to ensure that management total compensation opportunity links total compensation to the Company's performance and stock price appreciation and keeps pace with the Company's competitive trends. The Company's success has made its employees and executives targets for competitors seeking talented employees. Consequently, the Company has actively managed compensation levels to ensure that they are fully competitive and capable of retaining top performers over the long term. As a result of the competitive reviews and compensation actions, the Committee believes that the base salary, total cash compensation, and stock appreciation opportunities for the CEO, as well as those of the broad employee population, are consistent with competitive market levels.

The Committee annually reviews and approves the compensation of Dr. Dalton, the Company's President and Chief Executive Officer. Dr. Dalton’s compensation is determined in a manner consistent with the practices used in determining the compensation of other executive officers of the Company. As part of the base salary increases approved by the Committee, Dr. Dalton's base salary for 2005 is $396,000. This provides Dr. Dalton with a total cash compensation opportunity generally in line, although still conservative, with competitive compensation levels in relevant executive labor markets.

Stock Options

The Committee believes that granting stock options on an ongoing basis provides officers with a strong economic interest in maximizing stock price appreciation over the longer term. The Company believes that the practice of granting stock options is critical to retaining and recruiting the key talent necessary at all employee levels to ensure the Company's continued success.

The Board is responsible for administering the Company's stock programs, including individual stock option grants to officers and other aggregate grants. It is the Company's practice to set option exercise prices at not less than 100% of the stock fair market value on the date of grant. Thus, the value of the Stockholders' investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of five years.

In determining the size of stock option grants, the Board considers the officer's responsibilities, the expected future contribution of the officer to the Company's performance and the number of shares which continue to be subject to vesting under outstanding options. In addition, the Board examines the level of equity incentives held by each officer relative to the other officers' equity positions, their tenure, responsibilities, experience, and value to the Company.

The Board and the Committee monitor the Company's equity-based compensation program on an ongoing basis to ensure that Stockholders' resources are used effectively and in the best interests of the Company. During the past several fiscal years the Committee has monitored the program to ensure that dilution from stock option plans is managed within levels consistent with the Company's staffing levels, market value and prevailing levels of option dilution for high growth companies.

The Board and the Committee will continue to monitor the Company's compensation program in order to maintain the proper balance between cash compensation and equity-based incentives and may consider further revisions in the future, although it is expected that equity-based compensation will remain one of the principal components of compensation. The Board and the Committee believe that the Company's stock option plans have been very effective in attracting, retaining, and motivating executives and employees of the Company over time and have proven to be an important component of the overall compensation program.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Officers, Directors and persons who own more than ten percent of a registered class of the Company’s equity securities within specified time periods to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and ten percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports received by the Company and written representations from such persons concerning the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the fiscal years ended December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At December 31, 2004, notes payable to companies owned by David Dalton, President, amounted to $578,800. These loans are the result of providing working capital to the Company.

At December 31, 2004, notes payable to David Dalton, President amounted to $100,000 and notes payable to S. Robert Grass, Chairman of the Board of Directors amounted to $153,300. These amounts were advanced to the Company at terms and rates similar to commercial bank provisions. The funds were provided to the Company for working capital needs.

  On February 5, 2004, the Series E preferred stockholder exchanged 50 preferred shares plus $1,170 accrued dividends for 799,371 shares of Common Stock at $0.064 per share. On December 8, 2004, this same Series E preferred stockholder exchanged another 30 preferred shares plus $2,008 accrued dividends for 990,970 shares of Common Stock at $0.032 per share.

  On February 15, 2004, two executive officers exchanged a combined $50,000 of accrued payroll for 500,000 common shares at $0.10 per share. These exchanges were authorized by the Company's Board of Directors on
August 5, 2003.

On April 16, 2004, the Company's Chief Executive Officer exchanged $108,104 of employment Contract benefits for 1,403,948 common shares at $0.077 per share. On August 31, 2004 this same officer exchanged $17,158 of employment Contract benefits for 256,087 common shares at $0.067 per share. These exchanges was authorized by the Company's Board of Directors on August 5, 2003.

On July 3, 2004 a Director of the Company exchanged $10,000 of notes payable to him for 500,000 common shares @ $0.02. per share.

AUDIT COMMITTEE REPORT

Review with Management:

The Committee has reviewed and discussed Univec’s 2004 audited financial statements with management.

Review and Discussions with Independent Auditors:

The Committee has discussed with Abrams, Foster, Nole & Williams, P. A., the Company’s independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor’s judgments about the quality of the Company’s accounting principles as applied in its financial reporting.

The Committee has also received written disclosures and the letter from Abrams, Foster, Nole & Williams, P. A. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Abrams, Foster, Nole & Williams, P. A. their independence.

The Audit Committee has considered whether the provision of services other than audit services referenced above is compatible with maintenance of the principal accountant’s independence.

Conclusion:

Based on the review and discussions referred to above, the Committee recommended to the Company’s Board of Directors that its audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors,

William Wooldridge

ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

The Directors to be elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies not marked to the contrary will be voted "FOR" the election to the Board of Directors of the following three persons:

S. ROBERT GRASS was elected a Director on March 15, 2002. Mr. Grass has been associated with the pharmaceutical and medical device industry for over thirty two years. Mr. Grass developed a chain of pharmacies known as White Shield Drugstores in Pennsylvania, serving as President, Chief Executive Officer and Chairman of the Board from 1970 to 1996. Mr. Grass also served as Chief Executive Officer and Chairman of the Board of Managed Care RX, a drug fulfillment and mail order business from 1994 to 1999. From 1999 to 2002, Mr. Grass was active as a private investor. Mr. Grass was elected Chairman of the Board effective July 1, 2002.

   DR. DAVID DALTON became our President and Chief Executive Officer on January 1, 2002, concurrent with our acquisition of Physician and Pharmaceutical Services, Inc., a Baltimore based company founded by Dr. Dalton. Dr. Dalton has over 35 years of experience with the healthcare industry, including 18 years with Rite-Aid where he served as Corporate Vice President. Dr. Dalton founded Health Resources, Inc. in 1983. Health Resources is a pharmacy service provider having contracts with over 50,000 retail pharmacies for billing and payment of prescription orders through plan providers. Dr. Dalton also founded Pharmacy Services, Inc., a pharmacy fulfillment center for correctional and other institutions, with facilities in Maryland , Tennessee and Pennsylvania.

WILLIAM WOOLDRIDGE has been a Director since August 2003. Mr. Wooldridge is a recognized and respected entrepreneur. He is the founder of MedEcon, Inc. one of the largest group purchasing organizations in the United States. Over a twenty-eight year period he has developed a corporation with medical portfolio sales in excess of $3.5 billion. In 1999, Mr. Wooldridge formed OrderButton.Net, a new web-based transaction processing service that facilitates the establishment of merchant sites on the internet. In 2002, Mr. Wooldridge has been developing a franchised, non-traditional based photography company.

All directors hold office until the annual meeting of stockholders of the Company following their election or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and serve at its discretion.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTORS IN THE FOREGOING PROPOSAL 1, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors’ proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year's Proxy Statement:
Stockholders may submit proposals on matters appropriate for stockholder action at the Company's Annual Meetings consistent with regulations adopted by the SEC and the Company's By-laws. In order for such proposals to be included in the Proxy Statement and form of proxy relating to the 2005 Annual Meeting, such proposals must be received not later than March 15, 2006. Proposals should be addressed to Michael Lesisko, Secretary, 4810 Seton Drive, Baltimore Street, Baltimore, Maryland, 21215.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting:
For any proposal that is not submitted for inclusion in the 2005 Annual Meeting Proxy Statement, but is instead sought to be presented directly at the 2005 Annual Meeting, SEC rules permit management to vote proxies in its discretion if:

▪ Notice of the proposal is received before the close of business on May 31, 2006 and management advises stockholders in the 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter, or

▪ Notice of the proposal is not received prior to the close of business on May 31, 2006.

Notices of intention to present proposals at the 2005 Annual Meeting should be addressed to Michael Lesisko, Secretary, 4810 Seton Drive, Baltimore Street, Baltimore, Maryland, 21215.

No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely (120 days before the Annual Meeting). If the date of the 2005 Annual Meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words, if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

AVAILABLE INFORMATION

Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Michael A. Lesisko, Company's Secretary, Univec, Inc, 4810 Seton Drive, Baltimore, Maryland, 21215 or on the Commission's Web Site at www.sec.gov.

Baltimore, Maryland	By Order of the Board of Directors
October 2, 2005
	By:	/s/ Michael A. Lesisko
Michael A Lesisko
Secretary

UNIVEC, INC.
4810 Seton Drive
Baltimore, Maryland 21215

THIS PROXY IS BEING SOLICITED BY UNIVEC, INC.’S
BOARD OF DIRECTORS

The undersigned (a holder of Common Stock of Univec, Inc., a Delaware corporation (the "Company")) , revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated October 2, 2005 in connection with the Annual Meeting to be held at 2:00 pm on October 14, 2005 at 10 E. Baltimore Street, Suite 1404, Baltimore, Maryland 21202, and hereby appoints William Wooldridge and Michael Lesisko, and each of them, the proxy of the undersigned, with full power of substitution, to attend represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on , and any adjournments thereof. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth below in said Proxy.

 This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR each of the proposals set forth on the reverse side. With respect to the tabulation of proxies for purposes of the proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares, abstentions and broker non-votes are treated as votes against the proposal.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

☒Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposal 1.

1. Election of Three Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate).

Nominees: David Dalton, S. Robert Grass and William Wooldridge

1.  The election of three Directors of the Company to serve until the next annual meeting of stockholders and until their  successors are duly elected and qualified.

☐ FOR all nominees listed below     ☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

2. To amend the Articles of Incorporation to effect a one-for-ten reverse stock split of the issued and outstanding shares of common stock and correspondingly to decrease the share capital from 75,000.000 shares to 7,500,000 shares, then to increase the share capital from 7,500,000 shares to 50,000,000 shares on a date to be determined by the Board of Directors.

3. To give authorization to the Board of Directors to change the name of the corporation to another or new name on a date determined by the Board of Directors.

4. To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

UNIVEC, INC.
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 14, 2005

PROPOSALS:

1.  Election to serve as corporate Director: David Dalton, S. Robert Grass and William Wooldridge
.
______ For all nominees listed above (except as marked to the contrary below). To withhold authority to vote for any individual nominee strike out the nominee’s name from the list above.

______ Withhold authority to vote for all nominees listed above.

2.	To amend the Articles of Incorporation to effect a one-for-ten reverse stock split of the issued and outstanding shares of common stock and correspondingly to decrease the share capital from 75,000.000 shares to 7,500,000 shares, then to increase the share capital from 7,500,000 shares to 50,000,000 shares on a date to be determined by the Board of Directors.

 ______ For ______ Against ______ Abstain

3.	To give authorization to the Board of Directors to change the name of the corporation to another or new name on a date determined by the Board of Directors..

 ______ For ______ Against ______ Abstain

4.	To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

 ______ For ______ Against ______ Abstain

This proxy, when properly executed, will be voted in accordance with the selections indicated above. If no direction is made, this proxy will be voted for the election of the three directors named in Proposal 1 and for adoption of proposals 2 and 3 and as said proxies shall deem advisable on such other business as may come before the meeting.

______________________________

______________________________
       Signature(s) of Stockholder(s)

Date: _________________________

The signature(s) hereon should correspond exactly the name(s) of the Stockholder(s) appearing on the Stock
Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF UNIVEC, INC. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY  PROMPTLY USING THE ENCLOSED ENVELOPE.